ADDENDUM TO MEMORANDUM OF AGREEMENT OF LEASE MADE AND ENTERED INTO BY AND BETWEEN MONTPROP BELEGGINGS (PROPRIETARY) LIMITED, AS THE LANDLORD AND LEATT CORPORATION (INCORPORATED IN THE STATE OF NEVADA), AS THE TENANT, IN RESPECT OF UNIT 9, SYCAMORE PARK, 36 SYCAMORE CRESCENT, (ERF 205/86), ATLAS GARDENS BUSINESS PARK.

The following shall be deemed to form part of and be incorporated in the annexed Agreement of Lease:

1. For purpose of clarification the Agreement of Lease referred to shall be that signed by the Landlord on the **24th February 2022** and by the Tenant on the **17th February 2022** respectively, for the period **1st April 2022**, until the last day of **August 2023.**

2.a. By signature to this document by both parties, it is mutually agreed that the said Agreement of Lease be renewed for a further period of **Six (6) Months and One (1) Year**, commencing on **1st September 2023** and terminating on the last day of **February 2025,** on the same terms and conditions, except for the monthly rental, which will be for the **6 months: R 29 835.00 (Twenty Nine Thousand Eight Hundred and Thirty Five Rand), and** for the **following 1 Year: R 31 924.00 (Thirty One Thousand Nine Hundred and Twenty Four Rand),** exclusive of value added tax.
An amount of **R 4 178.00** is also due to increase the existing deposit to two months, of the final month's rent, for the new lease period.

2.b. By signature to this document by both parties, it is mutually agreed that the attached UPDATED Annexure "B" will now be part of this lease agreement.

3. The Tenant shall have the right to renew the Agreement of Lease for a further period of **Two (2) Years** or more beyond the renewal period detailed in clause 2. above, on the same terms and conditions, save as to rental, provided that written notice of intention to exercise this right of renewal is given to the Landlord at least **Three (3) months** prior to the expiry of the renewal period detailed in clause 2. above, and provided further that the Tenant has fulfilled all its obligations in terms of the said Agreement of Lease. The rental for such renewal period shall be as mutually agreed between the parties.

This Addendum does not waive, extend or alter any of the conditions or limitations in the said Agreement of Lease, ~~including the surety Annexure "C"~~, except as stated herein.
23.05.2023 KG

For the Tenant:
Thus done and signed at Durbanville **on** 23 May **2023.**

Sean Macdonald
Full Names of person signing: CEO

Signature for Tenant:
(who warrant/s that he/they has/have been duly authorized)

AS WITNESSES:

1. ____________ 2. ____________

For the Landlord:
Thus done and signed at Montague Gardens **on** 23 May **2023.**

Gideon Jacobus Retief
Full Names of person signing:

Signature for Landlord:
(who warrant/s that he/they has/have been duly authorized)

AS WITNESSES:

1. C. Boshoff 2. ____________

ANNEXURE "B"

The Insurance companies require these specific conditions to be adhered to by the Tenant.

In addition to point **10.** under **Tenant's rights and obligations in Annexure "A"**, with specific reference to **10.17 Undertaking** and **10.18 Insurance**, the following are specific requirements that the Tenant shall adhere to:

1. All fire extinguishing apparatus on site must be serviced annually by a SANS 1475 approved company and must be kept clear from obstruction at all times. Fire extinguishers should be mounted and kept on wall brackets in easily accessible positions.

2. **Fire hose reels may not be used for any purpose other than fire extinguishing.**

3. All fire escapes must be kept clear from obstruction at all times.

4. Smoking is an unsafe practice and is prohibited within the building.

5. All industrial gas cylinders must be securely chained in the upright position.

6. The permanent use of extension leads is an unsafe practice and increases the exposure to fire. With regards to the use of multi-plugs (cord extension sets) only the type fitted with a SABS approved 16 Amp circuit breaker and earth leakage unit should be used.

7. Goods must not be stored directly underneath or near any light fitting.

8. The premises may only be used for the purposes as indicated in clause 12 of the Schedule, at no time may the premises be used as any form of accommodation. No person/s may sleep at the premises. The premises is zoned for Industrial use only.

9. A **Hot Works Permit** is required should an open flame be used at the premises for any welding, cutting, etc. This would also be required when an outside service provider needs to repair anything, using an open flame, at the premises. Records to be kept by the Tenant for presentation to the Landlords insurance should they request the information.

10. Fire safety regulation, warehouse stacking heights must be adhered to.

Please Note:

Only the building is insured by the LANDLORD therefore the TENANT needs to take the necessary steps to insure the Contents, Equipment, Stock etc. kept or stored inside the premises. Nothing may be stored outside of the premises.

K.G